SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
         Date of report (Date of earliest event reported): May 27, 2003.
                    WORLDTEQ GROUP INTERNATIONAL INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

      Nevada                       0-27413                     03-7392107
  (State or Other           (Commission File Number)        (I.R.S. Employee
  Jurisdiction of                                         Identification Number)
   Incorporation)



            30 West Gude Drive, Suite 470, Rockville, Maryland 20850
                                 (240) 403-2000


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ITEM  5.  COMPLETION  OF  SUBSIDIARY  SALE.
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As  of May 27, 2003 WorldTeq Group International completed the stock sale of its subsidiary Networld of Ohio Inc, to a group of ex-employees. The companies intend to continue a close working relationship and shall be executing a contract within 5 business days between the new owners of Networld and WorldTeq Corporation, allowing each entity to sell the other's products on an agent basis.



                      (SIGNATURES TO FOLLOW ON NEXT PAGE)
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    WORLDTEQ GROUP INTERNATIONAL INCORPORATED
                        (FORMERLY A1 INTERNET.COM, INC.)
                                  (Registrant)

Date: May 27, 2003


                          By:/S/ Jeffrey M. Lieberman

                            -----------------------
                                  (Signature)
                           Name: Jeffrey M. Lieberman
                                Title: President,
                            Chief Executive Officer
                       WorldTeq Group International, Inc.




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